THE GABELLI UTILITIES FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000

                                           [PHOTO OF TIMOTHY P. O'BRIEN OMITTED]

TO OUR SHAREHOLDERS,

       The second quarter of 2000 was mixed, but generally favorable, for electric and gas utility investors. Interest rates at the short end of the yield curve continued to rise, as the Federal Reserve (the "Fed") raised rates by another fifty basis points, bringing the total increase in the current round of tightening to 175 basis points. Rates at the long end of the yield curve climbed back over 6% in the second quarter after having fallen noticeably in the first quarter. U.S. electric and gas utility stocks rose in nominal terms and easily outperformed the broader equity market. Water stocks were generally flat to down in price, while telecommunications stocks came under severe pressure.

       The outlook for utility stock performance for the rest of this year remains fairly positive, although the best gains, particularly in the electric and gas stocks, may be behind us. The now-inverted Treasury yield curve indicates that rates are probably near the peak for this cycle, and falling long rates should result in utility price appreciation. The unsettled equity market conditions seen in the second quarter may lead investors to appreciate the high yields and relatively stable prices of utility stocks. Looking beyond the immediate future, electric, gas and water stocks are likely to benefit from continuing domestic consolidation and increasing foreign interest in the U.S. market. In June, NS Power, the privatized electric company serving Nova Scotia, agreed to acquire Bangor Hydroelectric Co. at a substantial premium. Also, in July, AES Corp. agreed to acquire IPALCO, another Fund holding, for a price exceeding three times book value and eight times EBITDA (Earnings Before Interest, Taxation, Depreciation and Amortization). In addition, National Grid plc and PowerGen plc, both of the U.K., have publicly stated that they each intend to acquire another U.S. electric utility company, with National Grid likely to make its move this year. We have taken an educated guess on National Grid's likely target and discuss it in the "Let's Talk Stocks" section later in this report.

     Telephone consolidation among the incumbent carriers in the U.S. has gone about as far as it can go, and antitrust considerations are weighing heavily on future proposed and pending mergers. It now appears that the planned acquisition of Sprint by WorldCom has failed due to antitrust concerns. We

INVESTMENT RESULTS(a)
--------------------------------------------------------------------------------
                                            QUARTER
                             --------------------------------------
                               1ST       2ND       3RD        4TH       YEAR
                             ------    ------      ---        ---       ----
  2000:   Net Asset Value .. $11.76    $10.88       --         --        --
          Total Return .....  10.0%     (5.7)%      --         --        --
--------------------------------------------------------------------------------
  1999:   Net Asset Value ..   --        --       $10.01     $10.89   $10.89
          Total Return .....   --        --         0.1%(b)   22.1%    22.3%(b)
--------------------------------------------------------------------------------

                        Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 27, 1999        $1.325              $10.89

---------------------------------------------------------
                 TOTAL RETURN - JUNE 30, 2000 (A)
                 --------------------------------
  Life of Fund (b) ..........................    26.86%
---------------------------------------------------------
(a) Total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 31, 1999. The returns stated above cover short periods of less than one year beginning August 31, 1999 through June 30, 2000 and may not be indicative of long term results.
--------------------------------------------------------------------------------

added to the Fund's position in Sprint very late in the second quarter because we think that Sprint remains attractive either to a foreign buyer or to a domestic local exchange carrier. Early in July, Sprint and Deutsche Telekom were said to be in preliminary acquisition talks, and BellSouth was rumored to be weighing a competing bid.

       Foreign telecommunications giants with premium multiples are eyeing the U.S. market hungrily. With foreign telecommunications buyers having the size, the valuations and the interest to buy in North America, deal activity is likely to pick up, and American companies will more likely be sellers than buyers at current depressed valuations.

INVESTMENT PERFORMANCE

       For the second quarter ended June 30, 2000, the Gabelli Utilities Fund's (the "Fund") net asset value declined 5.70%. The Standard & Poor's (S&P) Utility index gained 6.70%, while the Lipper Utility Fund Average declined 5.20%, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Since inception on August 31, 1999 through June 30, 2000, the Fund had a cumulative total return of 26.86%. The S&P Utility Index and the Lipper Utility Fund Average rose 3.87% and 12.62%, respectively, over the same period.

MONTHLY DISTRIBUTIONS

       The Fund established a monthly distribution of $0.07 per share per month beginning January 27, 2000. The monthly distributions will be made as part of the Fund's policy of distributing approximately 8% of its net asset value.

OUR APPROACH

       There are over 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than are needed. We think that over the next few years the industry will consolidate into a much smaller number of larger, more efficient operators. The balkanized structure of the industry today is inherently inefficient, and competitive forces are punishing inefficiency. The industry has consolidated substantially already, and would have done so even faster except for regulatory sclerosis impeding the pace of mergers and acquisitions. We are skeptical about the claims of the mega-utilities to be able to deliver superior returns, but we believe that the small-cap and mid-cap utilities are generally doing well on their own and over time are likely acquisition targets as the biggest utilities seek increasing advantages of scale. Our investments in the electric stocks have generally focused on fundamentally sound, reasonably priced small-cap and mid-cap utilities that are logical acquisition targets for large utilities seeking to bulk up. We have not made major investments in the water sector for the moment, but as these stocks come back to more reasonable valuations we would expect to initiate positions. Our investments in the telephone utilities have been focused primarily on the larger, domestic, incumbent local exchange carriers, although we do own some new entrants and foreign telecommunications companies.

COMMENTARY

LEGISLATION LOOMS AS SUPPLIES TIGHTEN

       There have been sporadic shortages, brownouts and wholesale price spikes for the past several years, and some utilities and customers caught short have been stung. Conversely, the companies that have invested in merchant generation have generally reaped handsome rewards. The price volatility and economic impact of supply disruptions have led to calls for federal legislation. Action is unlikely this year, and control of the House and Senate are up for grabs, so it is unclear what the prospects are for next year. It is clear, however, that the current status quo is unstable. Some combination of new generation and transmission capacity, distributed generation and conservation is clearly necessary, and pressure is growing for a federal, rather than state-by-state, solution. The industry has generally favored regulation by the states over federal regulation, and the prospect of a federal power grab is likely to spur additional utility consolidation.

       Following substantial restructuring efforts by electric utility companies, accompanied by regulatory actions and related legislation, the risk profile of the electric power industry has been greatly reduced. Those utilities with low generating costs did not need to be restructured, although some were, while the high cost generators have largely done so. The biggest challenge facing most electric companies continues to be how to redeploy capital and rising free cash flow at attractive rates of return. This is harder than it sounds. Electric utilities are using their excess capital to invest in telecommunications, Internet auctions sites, electric and HVAC (heating, ventilation and air conditioning) contractors, and other ventures further afield. In our opinion, many of these ventures are doomed to fail, and we tend to view skeptically the more grandiose visions of certain utilities. Utilization of excess capital to retire debt and buy back stock generates lower returns than diversification, but with much lower risk. We tend to favor companies that return excess capital to investors. Among the Fund's holdings in the electric utility sector are a substantial number of companies that are consistent, substantial buyers of their own stock, including DPL, DTE Energy, Edison International, Entergy, GPU, IPALCO, Kansas City Power and Light, NSTAR and Potomac Electric Power.

       The gas distribution sector does not have compelling growth characteristics. Gas distribution companies typically grow earnings in the very low single digits. Pipeline companies are running into some earnings pressure as long-term contracts run off and are replaced with shorter-term deals. In addition, near-term excess pipeline capacity is putting pressure on transportation rates. This pressure should be manageable, but we are watching developments carefully. Offsetting the pressure on earnings is the increasing contribution to earnings from energy services and trading, and the benefit to earnings from rising energy prices, since most pipelines have significant investments in energy exploration and production. Gas stocks, particularly the pipelines, were some of the better-performing stocks in the Fund's portfolio during the first quarter, and did even better in the second quarter. We added to our natural gas holdings in the second quarter.

       Water companies, with few exceptions, are doing well in a low risk, highly capital-intensive business. Following the merger and acquisition frenzy of 1999, the few remaining independent water stocks moved to price levels that incorporated substantial acquisition premiums, and we have elected to wait for prices to return to more normal levels before buying.

       Telecommunications companies continue to generate very impressive earnings growth in the face of mounting competitive pressures. The Fund has a substantial position in U.S. incumbent local exchange carriers, also known as the local telephone companies. These companies are generating EPS growth in the low teens, trade at half the market multiple and have solid balance sheets and substantial cash flows. So far, these holdings have been a major drag on the Fund's performance. Investors are concerned that rising capital expenditures combined with increasing competitive pressures will affect earnings growth. This is a legitimate concern, but we believe that investors are underestimating the local telecommunications companies' advantages of incumbency, ubiquity, liquidity and scale. Public capital is not available to competitive local exchange companies on any terms, and it remains to be seen how much longer private capital will be willing to fund the capital expenditures and operating losses of the new entrants.

     The European telecommunications companies generally trade at substantial premiums to the local market and to the U.S. peer group. This valuation disparity is probably unsustainable, and the U.S. telecommunications companies are likely to appreciate in absolute terms and relative to their European peers.

LET'S TALK STOCKS

ALLTEL CORP. (AT - $61.9375 - NYSE) has been a maddening stock for investors over the past six months. We bought the stock in the fourth quarter, slightly below $70, and saw the stock appreciate above $90 in relatively short order. In January, the stock began to slide, and plunged following a weak fourth quarter earnings report. The cause of the earnings shortfall was increasing pressure on roaming rates by national cellular and PCS carriers. ALLTEL resolved this problem in the first quarter by swapping a number of its high-roaming markets to Verizon (VZ - NYSE) in exchange for a substantial number of easily-clustered predominantly local markets. In addition, Verizon gave ALLTEL a very good, strategic roaming deal that will allow ALLTEL to economically offer national wireless service. The stock should be doing better in view of the compellingly cheap valuation and the substantial fundamental improvements that ALLTEL's management has made.

BELLSOUTH CORP. (BLS - $42.625 - NYSE) remains under suspicion by investors, pending clarification of its long-term strategic plan. BellSouth has been on a buying binge lately, acquiring an equity stake in Qwest (Q - $49.6875 - NYSE) and becoming involved in a few clever and strategic wireless deals in Europe. In the process, however, the company has substantially increased its financial leverage. The company's Latin American assets, for which it gets no credit in its share price, are jewels. The company is considering financial engineering tactics to highlight the value of these assets. BLS can be faulted for snoozing while the domestic competition consolidated at breakneck pace all around it, but opportunities, while diminished, have hardly been exhausted. In the meantime, BellSouth trades at less than seventeen times 2001 estimates, with substantial hidden assets. We think the stock is cheap.

COASTAL CORP. (CGP - $60.875 - NYSE) is a diversified energy company. Coastal has major oil and gas exploration and production assets, and natural gas gathering, processing, transmission and storage operations. In 1999, Coastal agreed to be acquired by El Paso Energy, a major interstate natural gas pipeline, for stock. That deal will close later this year. We bought Coastal as a way of receiving El Paso stock at a substantial discount, although the discount has narrowed substantially since the stock was bought. Coastal has been one of the Fund's best performing stocks this year.

DPL CORP. (DPL - $21.9375 - NYSE) provides electric service to metropolitan Dayton, Ohio. In the past six months, DPL sold its gas distribution operations to Vectren Corp., sold a significant equity stake to KKR, and repurchased 25 million shares of stock in a self-tender. We sold most of the Fund's shares to the company in the tender in the first quarter at $23, and when the stock sold off below $20 after the tender offer closed, we bought back in. The stock is cheap based on current and prospective earnings, and has substantial unrealized gains in its sizeable investment portfolio. We think that KKR's involvement in the company may ultimately lead to a merger or leveraged buyout of DPL.

GPU INC. (GPU - $27.0625 - NYSE) serves electric customers in Pennsylvania and New Jersey. The company sold off its U.S. generating assets, and is using the proceeds to retire debt and buy back stock. GPU had invested aggressively in electric assets abroad, primarily in Australia and the U.K. These efforts generated mixed, but generally poor results, and GPU is now selling off its foreign assets and focusing on its core domestic operations. The National Grid Group plc (NGG - $40.125 - NYSE) of the U.K. is looking for a U.S. acquisition, and after studying National's public announcements about the characteristics that it is looking for, we think that GPU is a reasonably likely target for National Grid. The Fund's position in GPU should be modestly profitable if the company is not acquired due to the substantial dividend yield, and highly profitable if GPU is sold. Downside risk should be modest since management is largely discredited and expectations, after repeated management stumbles, are low.

GTE CORP.  (GTE - $62.25 - NYSE)  merged  with Bell  Atlantic  (BEL - $50.8125 -
NYSE) on July 3 to form Verizon Corp. (VZ - NYSE). We don't like the new name or the new symbol, but we do like the stock. Verizon stock has performed poorly due to concerns about rising capital expenditures and increasing competitive pressures. These concerns are legitimate, but exaggerated, in our opinion. The pending IPO of Verizon Wireless, the cellular company formed by aggregation of the U.S. wireless assets of Bell Atlantic, GTE and Vodafone (VOD - $41.4375 -
NYSE), may be the catalyst to get the substantial value that we see in the stock recognized by the market.

MCN ENERGY GROUP INC. (MCN - $21.375 - NYSE) is a major natural gas distributor serving southeastern Michigan. MCN agreed to sell out to DTE Energy (DTE - $30.5625 - NYSE), the parent of Detroit Edison, late in 1999. We like DTE because it is statistically cheap and has substantial hidden assets, primarily its 32% stake in Plug Power (PLUG - $62.50 - Nasdaq), a major fuel cell manufacturer. MCN was trading at a discount to the merger value of 20% when we bought the stock. Because the closing has been delayed by regulatory concerns, the discount is still very substantial. We believe that the regulatory concerns are manageable and that the deal is likely to close on the original terms.

NORTEL NETWORKS CORP. (NT - $68.25 - NYSE), formerly Northern Telecom, is a leading global supplier of data and telephony network solutions and services. Its business consists of the design, development, manufacture, marketing, sale, financing, installation, servicing and support of data and telephony networks for carrier and enterprise customers. Customers include public and private institutions; local, long-distance, personal communications services and cellular mobile communications companies; cable television companies; Internet service providers; and utilities. NT has a presence in over 150 countries worldwide.

NSTAR (NST - $40.6875 - NYSE) is the parent company of Boston Edison and Commonwealth Energy, which Edison acquired last year. The acquisition increased the company's size by about 50%, and was accorded unusually generous regulatory treatment by Massachusetts. As a result of the excellent geographic fit of the two companies, there is unusually good scope to cut costs and enhance efficiencies, and a substantial portion of these savings will be retained by shareholders. The company also has substantial telecommunications assets that are not reflected in the share price. The stock has lagged this year due to concerns about NSTAR's exposure to wholesale power price spikes during the summer peak season. These concerns are conceptually correct but exaggerated in our opinion. At less than eleven times earnings, which have grown at nearly 10% per year, the stock is cheap. Down the road NSTAR is a logical acquisition candidate, but is unlikely to sell out anytime soon.

POTOMAC ELECTRIC POWER CO. (POM - $25.00 - NYSE) serves the metropolitan Washington D.C. market. Potomac Electric has agreed to sell its generating assets as part of its restructuring plan. Potomac will also sharply reduce its dividend payout. The proceeds of the asset sales and the free cash flow resulting from the dividend cut will be used to retire debt, bolstering the already-strong balance sheet, and buy back stock. Potomac also has significant telecommunications assets that are not fully reflected in the share price. That being said, Potomac has risen appreciably since we bought the stock, and at the current P/E of fourteen times 2001 estimates, some of the good news is reflected in the stock price.

SPRINT CORP. (FON - $51.00 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. FON faces risks from prospective new entrants in its long distance business, which may be offset by the "ION" high bandwidth network that the company is developing, and by other new services.

SPRINT PCS GROUP (PCS - $65.50 - NYSE) is the leading all digital personal communications service ("PCS") carrier in the U.S., with over 6 million customers and licenses covering over 230 million people. After failing to receive regulatory approval to complete its merge with MCI WorldCom, Sprint currently remains independent, while representing an attractive acquisition target for a number of major global telecommunications providers.

MINIMUM INITIAL INVESTMENT - $1,000

       The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

       Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

       The major factors depressing utility stock prices in 1999 were rising long interest rates and investors' infatuation with technology stocks. With long rates perhaps having peaked for this cycle and with technology stocks now coming under some pressure, utility price performance is likely to continue to improve in both absolute and relative terms.

       The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABUX. Please call us during the business day for further information.

                                                Sincerely,

                                                /s/signature omitted

                                                TIMOTHY P. O'BRIEN, CFA
                                                Portfolio Manager

July 14, 2000

--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.07 PER SHARE
                    ----------------------------------------

Reinvestment Date   Reinvestment Price  Reinvestment Date    Reinvestment Price
--------------------------------------  ----------------------------------------
January 27, 2000        $10.70           April 26, 2000           $11.19
February 25, 2000       $10.85           May 26, 2000             $10.64
March 29, 2000          $11.82           June 28, 2000            $11.12
--------------------------------------------------------------------------------

----------------------------------------------------------------
                      TOP TEN HOLDINGS
                       JUNE 30, 2000
                       -------------
Nortel Networks Corp.                   ALLTEL Corp.
Coastal Corp. (The)                     MCN Energy Group Inc.
US West Inc.                            BellSouthCorp.
Potomac Electric Power Co.              GTE Corp.
NSTAR                                   GPU Inc.
----------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI UTILITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               ------
              COMMON STOCKS -- 92.7%
              COMPUTER SOFTWARE AND SERVICES -- 1.9%
     10,000   Open Market Inc.+ ..........    $    107,969          $   138,125
                                              ------------          -----------
              COMMUNICATIONS EQUIPMENT -- 11.6%
     10,000   Carrier 1 International
               SA, ADR+ ..................         161,875              116,250
      5,000   Convergent
               Communications Inc.+ ......          59,375               40,000
     10,364   Nortel Networks Corp. ......         581,033              707,343
                                              ------------          -----------
                                                   802,283              863,593
                                              ------------          -----------
              ENERGY AND UTILITIES: ELECTRIC -- 23.1%
     80,000   British Energy plc .........         178,350              211,531
      7,999   DPL Inc. ...................         157,655              175,478
      3,000   DTE Energy Co. .............          90,150               91,687
      5,000   Edison International .......          82,750              102,500
     10,000   GPU Inc. ...................         296,125              270,625
      3,000   IPALCO Enterprises Inc. ....          56,212               60,375
      5,000   Kansas City Power & Light Co.        109,425              112,500
     14,000   Potomac Electric Power Co. .         313,487              350,000
      6,000   Southern Co. ...............         139,800              139,875
      6,000   TECO Energy Inc. ...........         120,300              120,375
      2,000   United Illuminating Co. ....          76,475               87,500
                                              ------------          -----------
                                                 1,620,729            1,722,446
                                              ------------          -----------
              ENERGY AND UTILITIES: INTEGRATED -- 14.7%
      1,500   Enron Corp. ................          96,450               96,750
      6,000   Entergy Corp. ..............         124,800              163,125
      5,000   LG&E Energy Corp. ..........          82,437              119,375
     13,000   MCN Energy Group Inc. ......         322,369              277,875
      4,000   Montana Power Co. ..........         118,669              141,250
      7,300   NSTAR ......................         304,967              297,019
                                              ------------          -----------
                                                 1,049,692            1,095,394
                                              ------------          -----------
              ENERGY AND UTILITIES: NATURAL GAS -- 13.8%
      6,000   Coastal Corp. (The) ........         242,300              365,250
      1,000   Eastern Enterprises ........          52,550               63,000
      4,000   El Paso Energy Corp. .......         131,450              203,750
      3,000   National Fuel Gas Co. ......         124,275              146,250
      6,000   Williams Companies Inc. (The)        204,362              250,125
                                              ------------          -----------
                                                   754,937            1,028,375
                                              ------------          -----------
              TELECOMMUNICATIONS: BROADBAND -- 0.7%
      2,000   BroadWing Inc.+ ............          57,288               51,875
                                              ------------          -----------


                                                                      MARKET
     SHARES                                        COST               VALUE
     ------                                        ----               ------
              TELECOMMUNICATIONS: LOCAL -- 18.5%
      4,500   ALLTEL Corp. ...............    $    314,063          $   278,719
      6,500   BellSouth Corp. ............         297,144              277,063
      4,400   GTE Corp. ..................         287,771              273,900
      4,500   SBC Communications Inc. ....         211,077              194,625
      4,100   US West Inc. ...............         268,505              351,575
                                              ------------          -----------
                                                 1,378,560            1,375,882
                                              ------------          -----------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.0%
      3,515   AT&T Corp. .................         119,290              111,162
        500   Global Crossing Ltd.+ ......          25,250               13,156
      2,000   Sprint Corp.+ ..............         118,975              102,000
      7,000   Teleglobe Inc.+ ............         165,725              147,437
                                              ------------          -----------
                                                   429,240              373,755
                                              ------------          -----------
              TELECOMMUNICATIONS: NATIONAL -- 1.6%
      3,500   Tele Danmark A/S, ADR ......         141,050              119,000
                                              ------------          -----------
              WIRELESS COMMUNICATIONS -- 1.8%
      2,500   Western Wireless Corp., Cl. A+       119,531              136,250
                                              ------------          -----------
              TOTAL COMMON STOCKS ........       6,461,279            6,904,695
                                              ------------          -----------



  PRINCIPAL
   AMOUNT
  ---------
              U.S. GOVERNMENT OBLIGATIONS -- 4.9%
   $367,000   U.S. Treasury Bills,
               5.64% to 6.13%++,
               due 07/06/00 to 09/14/00 ..         364,235              364,285
                                              ------------          -----------
              TOTAL
               INVESTMENTS -- 97.6%           $  6,825,514            7,268,980
                                              ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.4% .................              180,705
                                                                    -----------
              NET ASSETS -- 100.0%
               (684,624 shares outstanding) ..............          $ 7,449,685
                                                                    ===========
------------------------
              For Federal tax purposes:
              Aggregate cost .............................          $ 6,825,514
                                                                    ===========
              Gross unrealized appreciation ..............          $   755,104
              Gross unrealized depreciation ..............             (311,638)
                                                                    -----------
              Net unrealized appreciation ................          $   443,466
                                                                    ===========
------------------------
    +   Non-income producing security.
    ++  Represents annualized yield at date of purchase.
    ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                           THE GABELLI UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $6,825,514) ...............    $7,268,980
   Cash ..................................................        57,521
   Dividends receivable ..................................        13,810
   Receivable for investments sold .......................       253,490
   Receivable from adviser ...............................         6,999
                                                              ----------
   TOTAL ASSETS ..........................................     7,600,800
                                                              ----------
LIABILITIES:
   Payable for investments purchased .....................       119,290
   Payable for distribution fees .........................         1,546
   Other accrued expenses ................................        30,279
                                                              ----------
   TOTAL LIABILITIES .....................................       151,115
                                                              ----------
   NET ASSETS applicable to 684,624
     shares outstanding ..................................    $7,449,685
                                                              ==========
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ...........    $      685
   Additional paid-in capital ............................     7,402,248
   Accumulated net investment income .....................       363,937
   Accumulated net realized loss
     on investments ......................................      (760,651)
   Net unrealized appreciation on investments ............       443,466
                                                              ----------
   TOTAL NET ASSETS ......................................    $7,449,685
                                                              ==========
   NET ASSET VALUE, offering and redemption
     price per share ($7,449,685 / 684,624
     shares outstanding; 500,000,000 shares
     authorized of $0.001 par value) .....................        $10.88
                                                                  ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .............................................     $ 654,677
   Interest ..............................................         8,878
                                                               ---------
   TOTAL INVESTMENT INCOME ...............................       663,555
                                                               ---------
EXPENSES:
   Investment advisory fees ..............................        30,433
   Distribution fees .....................................         7,495
   Legal and audit fees ..................................        17,413
   Registration fees .....................................        12,959
   Trustees' fees ........................................         9,142
   Shareholder communications expenses ...................         7,813
   Custodian fees ........................................         4,197
   Shareholder services fees .............................         1,052
   Miscellaneous expenses ................................         7,549
                                                              ----------
   TOTAL EXPENSES ........................................        98,053
                                                              ----------
   Less: Expense reimbursements ..........................       (37,432)
                                                              ----------
   TOTAL NET EXPENSES ....................................        60,621
                                                              ----------
   NET INVESTMENT INCOME .................................       602,934
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments ......................      (758,534)
   Net change in unrealized appreciation
      on investments .....................................       283,187
                                                              ----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS ......................................      (475,347)
                                                              ----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .....................................    $  127,587
                                                              ==========











STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2000        PERIOD ENDED
                                                                                   (UNAUDITED)       DECEMBER 31, 1999+
                                                                                ---------------------------------------
OPERATIONS:
   Net investment income .................................................         $  602,934          $     7,341
   Net realized gain (loss) on investments ...............................           (758,534)             379,590
   Net change in unrealized appreciation on investments ..................            283,187              160,279
                                                                                   ----------          -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................            127,587              547,210
                                                                                   ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income .................................................           (238,997)              (7,740)
   Net realized gain on investments ......................................                 --             (379,590)
   In excess of net realized gain on investments .........................                 --              (22,931)
                                                                                   ----------          -----------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................           (238,997)            (410,261)
                                                                                   ----------          -----------
SHARE TRANSACTIONS:
   Net increase in net assets from shares of beneficial interest transactions       3,876,134            3,448,012
                                                                                   ----------          -----------
   NET INCREASE IN NET ASSETS ............................................          3,764,724            3,584,961
NET ASSETS:
   Beginning of period ...................................................          3,684,961              100,000
                                                                                   ----------          -----------
   End of period .........................................................         $7,449,685          $ 3,684,961
                                                                                   ==========          ===========

--------------
+ From the commencement of investment operations on August 31, 1999 through December 31, 1999.

                 See accompanying notes to financial statements.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Utilities Fund (the "Fund") was organized on May 18, 1999 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until August 31, 1999 other than the purchase of 10,000 shares at a cost of $100,000 by Gabelli Funds, LLC. The Fund's primary objective is to provide a high level of total return through a combination of capital appreciation and current income. The Fund commenced investment operations on August 31, 1999.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 2.00% of the value of the Fund's average daily net assets. Beginning January 1, 2000 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 2.00% of average daily net assets. For the six months ended June 30, 2000, the Adviser reimbursed the Fund in the amount of $37,432.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $7,495, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

THE GABELLI UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------
5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2000, other than short term securities, aggregated $10,047,496 and $6,160,777, respectively.

6. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                            SIX MONTHS ENDED                   PERIOD ENDED
                                                              JUNE 30, 2000                 DECEMBER 31, 1999+
                                                        ------------------------          ------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                        -------       ----------          -------      -----------
Shares sold .........................................   396,310       $4,431,219          407,147      $4,392,319
Shares issued upon reinvestment of dividends ........    21,105          233,162           36,041         389,605
Shares redeemed .....................................   (71,236)        (788,247)        (114,743)     (1,333,912)
                                                        -------       ----------          -------      ----------
    Net increase ....................................   346,179       $3,876,134          328,445      $3,448,012
                                                        =======       ==========          =======      ===========

+ From commencement of investment operations on August 31, 1999 through December 31, 1999.

THE GABELLI UTILITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout the period:

                                                                          SIX MONTHS ENDED
                                                                            JUNE 30, 2000         PERIOD ENDED
                                                                             (UNAUDITED)       DECEMBER 31, 1999+
                                                                          -----------------    ------------------
OPERATING PERFORMANCE:
    Net asset value, beginning of period ................................       $10.89                 $10.00
                                                                                ------                 ------
    Net investment income ...............................................         0.95                   0.04(a)
    Net realized and unrealized gain (loss) on investments ..............        (0.54)                  2.18
                                                                                ------                 ------
    Total from investment operations ....................................         0.41                   2.22
                                                                                ------                 ------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income ...............................................        (0.42)                 (0.03)
    Net realized gain on investments ....................................           --                  (1.23)
    In excess of net realized gain on investments .......................           --                  (0.07)
                                                                                ------                 ------
    Total distributions .................................................        (0.42)                 (1.33)
                                                                                ------                 ------
    NET ASSET VALUE, END OF PERIOD ......................................       $10.88                 $10.89
                                                                                ======                 ======
     Total return++ .....................................................         3.8%                  22.3%
                                                                                ======                 ======

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ................................       $7,450                 $3,685
    Ratio of net investment income to average net assets(c) .............       19.88%(b)               0.99%(b)
    Ratio of operating expenses to average net assets(c) ................        2.00%(b)               2.00%(b)
    Portfolio turnover rate .............................................         109%                    94%

--------------------------------
+ From commencement of investment operations on August 31, 1999 through December 31, 1999.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period less than one year is not annualized.
(a)  Based on average month-end shares outstanding.
(b)  Annualized.
(c) During the six months ended June 30, 2000 and the period ended December 31, 1999, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses to average net assets would have been 3.23% and 10.63% (annualized), respectively. Before reimbursement, the ratios of net investment income to average net assets would have been 18.65% and (7.64)% (annualized), respectively.
d) Includes taxable income from distribution of Nortel Networks Corp. from BCE Inc.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND ________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _______________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _____________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  ____________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  ______________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion.
(NO-LOAD)                                 PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND ___
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND __
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND ________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND __________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES [SERVICE MARK] FUND _____
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND ________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 51/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  _________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  _____________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA





GABELLI U.S. TREASURY MONEY MARKET FUND ___
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ______________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS. GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND _________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND __________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
   TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS
   GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
       READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
          1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                         [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                 THE GABELLI UTILITIES FUND
                    One Corporate Center
                  Rye, New York 10580-1434
                        1-800-GABELLI
                      [1-800-422-3554]
                     FAX: 1-914-921-5118
                   HTTP://WWW.GABELLI.COM
                  E-MAIL: INFO@GABELLI.COM
      (Net Asset Value may be obtained daily by calling
               1-800-GABELLI after 6:00 P.M.)

                  BOARD OF TRUSTEES

Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

         OFFICERS AND PORTFOLIO MANAGERS

Mario J. Gabelli, CFA           Timothy P. O'Brien, CFA
PRESIDENT AND CHIEF             PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND TREASURER    SECRETARY

                       DISTRIBUTOR
                  Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
            State Street Bank and Trust Company

                     LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB470Q200SR


                                                [Photo of Mario Gabelli omitted]

                                            THE
                                            GABELLI
                                            UTILITIES
                                            FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000